SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 7, 2000


                              BABY'S BEST.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                MULLY CORPORATION
                           ---------------------------
                           (Former name of Registrant)

            FLORIDA                        0-25609               84-1381946
   ---------------------------    ------------------------  -------------------
   State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)


              10 Fairway Drive, Suite 205
                 Deerfield Beach, Florida                        33441
         ----------------------------------------             ----------
         (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (954)-360-7411
                                                           --------------

                   12835 E. Arapahoe Road, Tower I, Penthouse
                            Englewood Colorado, 80112
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(a)      Financial Statements of Businesses Acquired.

         See attached.

(b)      Pro Forma Financial Information.

         See attached.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BABY'S BEST.COM, INC.

Date:  May 25, 2000                      By:  /s/ PATRICIA BISHOP
                                              ------------------------------
                                                  Patricia Bishop, President

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
Baby's Best Laboratory, Inc.

We have audited the accompanying balance sheet of Baby's Best Laboratory, Inc., (a development stage company) as of December 31, 1999, and the related statements of operation, changes in stockholders' equity and cash flows for the period from November 24, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baby's Best Laboratory, Inc., as of December 31, 1999, and the results of its operations and its cash flows for the period November 24, 1999 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.

Boca Raton, Florida
May 19, 2000

BABY'S BEST LABORATORY, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
DECEMBER 31, 1999
================================================================================


                             ASSETS

Assets:
    Deposits                                                            $   856
    Organizational costs                                                    738
                                                                        -------

       Total assets                                                     $ 1,594
                                                                        =======

              LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:
    Loan payable - related party                                        $ 1,463
                                                                        -------

       Total current liabilities                                          1,463
                                                                        -------

Stockholders' equity:
    Common stock voting, $1.00 par value; 1,000 authorized
       shares; 1,000 shares issued and outstanding                        1,000
    Common stock non-voting, $0.00 par value; 1,000,000 authorized
       shares; 1,000,000 shares issued and outstanding                       --
    Deficit accumulated during the development stage                       (869)
                                                                        -------

       Total stockholders' equity                                           131
                                                                        -------

       Total liabilities and stockholders' equity                       $ 1,594
                                                                        =======

                See accompanying notes to financial statements.

BABY'S BEST LABORATORY, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
NOVEMBER 24, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999
================================================================================

Revenue                                                                   $  --

Selling, general and administrative expenses                                869
                                                                          -----

Loss from operations                                                       (869)
                                                                          -----

Provision (benefit) for income taxes                                         --
                                                                          -----

Net loss                                                                  $(869)
                                                                          =====

                See accompanying notes to financial statements.

BABY'S BEST LABORATORY, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
NOVEMBER 24, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999
================================================================================


                                               COMMON STOCK
                               --------------------------------------------  ACCUMULATED
                                       VOTING               NON-VOTING         DEFICIT
                               ---------------------   --------------------  DEVELOPMENT
                                 SHARES      AMOUNT     SHARES      AMOUNT      STAGE        TOTAL
                               ---------   ---------   ---------   --------  -----------   ---------
Balance, November 24, 1999            --   $      --          --   $     --   $      --    $      --

Common stock issued                1,000       1,000   1,000,000         --          --        1,000

Net loss - December 31, 1999          --          --          --         --        (869)        (869)
                               ---------   ---------   ---------   --------   ---------    ---------

Balance, December 31, 1999         1,000   $   1,000   1,000,000   $     --   $    (869)   $     131
                               =========   =========   =========   ========   =========    =========

                See accompanying notes to financial statements.

BABY'S BEST LABORATORY, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
NOVEMBER 24, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999
================================================================================


Cash flows from operating activities:
    Net loss                                                         $     (869)
    Adjustments to reconcile net loss to net
    cash used by operating activities:
    Amortization expense                                                     13
    Increase in deposits                                                    856
                                                                     ----------

    Net cash used by operating activities                                    --
                                                                     ----------


Net increase (decrease) in cash                                              --

Cash at beginning of period                                                  --
                                                                     ----------

Cash at end of period                                                $       --
                                                                     ==========

Supplementary information:

Cash paid for:
    Interest                                                         $       --
                                                                     ==========
    Income taxes                                                     $       --
                                                                     ==========

                See accompanying notes to financial statements.

NOTE 1 - DESCRIPTION OF BUSINESS AND DEVELOPMENT STAGE RISK

Baby's Best Laboratory, Inc. (the "Company") was incorporated on November 24, 1999 in the state of Florida. The Company intends to license and market infant formula throughout the United States and in certain foreign markets. The Company will also develop and market related products for infants, young adults and senior citizens.

The Company has made no significant product sales to date. Since its inception, the Company has been dependent upon the receipt of capital investment or other financing to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Company's product development will be successfully completed or that it will be a commercial success. Further, the Company is dependent upon certain related parties to provide continued funding and capital resources.

The Company merged with Mully Corporation on March 7, 2000 and the new corporation formed was named Baby's Best.com, Inc. On May 12, 2000, Baby's Best
 .com, Inc. changed its name to Baby's Best Laboratory, Inc.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The Company considers all highly-liquid debt instruments with original maturities of three months or less to be cash equivalents. As of December 31, 1999, the Company has no cash or cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with general accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3 - RELATED PARTY TRANSACTIONS

At December 31, 1999, the Company had an outstanding payable to an affiliate in the amount of $2,463.

During the development stage ending December 31, 1999, the Company's corporate officers and certain management services were provided by the Company's shareholder/directors at no cost to the Company.

NOTE 4 - SUBSEQUENT EVENTS

On January 20, 2000, the Company amended its articles of incorporation to increase the number of authorized non-voting common stock shares to 10,000,000 with a par value to $.001 per share.

On March 7, 2000, Mully Corporation ("Mully"), of Nevada, acquired all of the outstanding common shares (voting and non-voting) of the Company. As consideration, Mully issued an aggregate of 18,000,000 shares of common stock to the shareholders of the Company. For accounting purposes, the acquisition has been treated as an acquisition of Mully by the Company and as a recapitalization of the Company. Mully changed its name to "Baby Best.com, Inc." and reincorporated in Florida. The former shareholder of Baby's Best.com now has the controlling interest in the surviving company.

On March 31, 2000, the Company borrowed $100,000 at 9% per annum from an unrelated individual. The note is payable in full, including interest accrued, on June 1, 2000.

On May 12, 2000, Baby's Best.com, Inc. changed its name to Baby's Best Laboratory, Inc. by an amendment to its articles of incorporation filed with the state of Florida.

                         BABY'S BEST LABORATORIES, INC.

PRO FORMA FINANCIAL STATEMENTS
================================================================================


The following Pro Forma Combined Balance Sheet of the Registrant has been prepared by management of the Registrant based upon the balance sheets of the Registrant as of December 31, 1999. The Pro Forma Combined Statement of Operations was prepared based upon the statement of operations for the Registrant for the year ended December 31, 1999. The pro forma statement of operations also includes the proposed acquisition's statements of operations for the year ended December 31, 1999. The pro forma statements give effect to the transaction as if it were a reorganization of Baby's Best Laboratories, Inc. The pro forma combined balance sheets give effect to the acquisition as if they had occurred on December 31, 1999. The pro forma combined statement of operations for the year ended December 31, 1999, gives effect to the acquisitions as if they had occurred as of January 1, 1999. The balance sheet includes the adjustment to record the reorganization.

         The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies' financial position or results of operations would actually have been had the reorganization occurred on such date or as of the beginning of the period indicated, or to project the combined companies' financial position or results of operations for any future period.

         The Pro Forma financial statements have been prepared assuming the reorganization had occurred at December 31, 1999. The statement of operations is prepared assuming the acquisition occurred December 31, 1999.

         On March 7, 2000, Mully Corporation ("Mully"), of Nevada, acquired all of the outstanding common shares (voting and non-voting) of Baby's Best Laboratories, Inc. (the "Company"). As consideration, Mully issued an aggregate of 18,000,000 shares of common stock to the shareholders of the Company. For accounting purposes, the acquisition has been treated as a reverse merger and a reorganization of Baby's Best.com. Mully changed its name to "Baby's Best.com, Inc." and reincorporated in Florida.

Baby's Best Laboratories, Inc.
(A Development Stage Company)
Pro Forma Balance Sheet
December 31, 1999
                                                                                          Pro Forma Adjustments   December 31,
                                                              Baby' Best                  ---------------------      1999
                                               Mully Corp.  Laboratories, Inc.   Combined      Dr       Cr         Pro Forma
                                               -----------  ------------------   --------   -------   -------     ------------
ASSETS
Other assets:
Organizational costs                             $    --         $   738         $   738      $    --   $    --     $   738
                                                      --             856             856           --        --         856
                                                 --------------------------------------------------------------------------
Total other assets                                    --           1,594           1,594           --        --       1,594
                                                 --------------------------------------------------------------------------
Total assets                                     $    --         $ 1,594         $ 1,594      $    --   $    --     $ 1,594
                                                 ==========================================================================


                                                                                          Pro Forma Adjustments   December 31,
                                                              Baby' Best                  ---------------------      1999
                                               Mully Corp.  Laboratories, Inc.   Combined      Dr       Cr         Pro Forma
                                               -----------  ------------------   --------   -------   -------     ------------
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Loan payable-related party                       $    --         $ 2,463         $ 2,463      $    --   $    --     $ 2,463
Due to shareholder                                   500              --             500          500(A)     --           0
                                                 --------------------------------------------------------------------------
Total current liabilities                            500           2,463           2,963          500        --       2,463

Stockholders' equity (deficit)
Common stock                                          50           1,000           1,050           50(A)     --       1,000
Additional paid-in capital                           450          (1,000)           (550)         450(A)     --      (1,000)
Retained earnings (deficit)                       (1,000)           (869)         (1,869)          --     1,000(A)     (869)
                                                 --------------------------------------------------------------------------
Total stockholders' equity (deficit)                (500)           (869)         (1,369)         500     1,000        (869)

Total liabilities and stockholder's
                                                 --------------------------------------------------------------------------
Equity (deficit)                                 $    --         $ 1,594         $ 1,594      $ 1,000   $ 1,000     $ 1,594
                                                 ==========================================================================

Note: A  - This entry is to record the merger of Mully Corp. and Baby's Best Laboratories, Inc.

Baby's Best Laboratories, Inc.
(A Development Stage Company)
Pro Forma Statement of Operations
Year ended December 31, 1999


                                                                                           Pro Forma Adjustments December 31,
                                                              Baby' Best                   ---------------------     1999
                                              Mully Corp.   Laboratories, Inc.   Combined        Dr       Cr      Pro Forma
                                              -----------   ------------------   --------     -------   ------- -------------
Net sales                                     $       --         $    --         $    --      $    --   $    -- $        --

Cost of sales                                         --              --              --           --        --          --
                                              -----------------------------------------------------------------------------

Gross profit                                          --              --              --           --        --          --

General and administrative expenses                  500             869           1,369           --        --       1,369
                                              -----------------------------------------------------------------------------

Income (loss) from operations                       (500)           (869)         (1,369)          --        --      (1,369)
Income (loss) before income taxes                   (500)           (869)         (1,369)          --        --      (1,369)

Provision for income taxes                            --              --              --           --        --          --
                                              -----------------------------------------------------------------------------
Net income (loss)                             $     (500)        $  (869)        $(1,369)     $    --   $    -- $    (1,369)
                                              =============================================================================

Net loss per share (basic and diluted)                --                                                        $        --
                                              ==========                                                        ===========
Weighted average shares outstanding
                                               2,000,000                                                         20,000,000
                                              ==========                                                        ===========